                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[X]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                           First Alliance Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                           FIRST ALLIANCE CORPORATION
                             17305 VON KARMAN AVENUE
                            IRVINE, CALIFORNIA 92614

                           --------------------------

                                  SUPPLEMENT TO
                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 1999

         This Supplement to the Proxy Statement (this "Supplement") is furnished in connection with the solicitation by the Board of Directors of First Alliance Corporation (together with its subsidiaries, the "Corporation") of proxies to be voted at the Annual Meeting of Stockholders to be held on April 27, 1999 (the "Annual Meeting") and at any and all adjournments thereof. Proxies are revocable at any time prior to exercise by written notice to the Secretary of the Corporation or upon request if the stockholder is present at the Annual Meeting and chooses to vote in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, the shares represented by the proxy will be voted in favor of the proposals set forth in the Notice attached to the Proxy Statement.

         This Supplement is being distributed by the Corporation because the nominees for election as directors have changed. The previously distributed Proxy Statement and the proxy card attached thereto named Merrill Butler and Albert L. Lord as nominees for re-election as directors. Mr. Lord is not standing for re-election as a director at the Annual Meeting. In his place, the Corporation has nominated Daniel K. Stevenson for election as a director of the Corporation.

         Information with respect to Mr. Stevenson is set forth below under the heading "Proposal 1 - Election of Directors." Other than such Proposal 1, no other information in the previously distributed Proxy Statement has been changed.

         If you have previously submitted the earlier version of the proxy card to the Corporation, that proxy card will be counted as a vote for Mr. Butler, and not as a vote for Mr. Lord. If you submit the updated version of the proxy card attached hereto, that proxy card will revoke the earlier proxy card and will therefore be counted as a vote for each of Messrs. Butler and Stevenson.

                  PROPOSAL 1 - ELECTION OF DIRECTORS

INFORMATION CONCERNING THE NOMINEES AND CURRENT DIRECTORS

         The Corporation's Certificate of Incorporation provides that the members of the Board of Directors shall be divided into three classes with approximately one third of the directors to stand for election each year for three-year terms. The total number of directors comprising the Corporation's Board of Directors is currently set pursuant to the Corporation's bylaws at seven. Of this number, three members of the Board of Directors have terms expiring at the Annual Meeting, one of whom, Mr. Butler, is a nominee for re-election at the Annual Meeting. Mr. Stevenson is also a nominee for election at the Annual Meeting. One seat is vacant and will remain open until filled, and such director shall hold office and be of the same class as the director he succeeds. Of the aforementioned members, two have terms expiring at the 2000 Annual Meeting of Stockholders and two have terms expiring at the 2001 Annual Meeting of Stockholders.

         Unless instructions to the contrary are given, all proxies received by the Corporation will be voted for the election of the two nominees named below as directors of the Corporation to hold office until the 2002 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Both of the nominees have indicated a willingness to be named as such and to serve as directors if elected. Should either nominee not be a candidate at the time of the 1999 Annual Meeting, the enclosed Proxy will be voted in favor of the other nominee with respect to whom a stockholder has not withheld a vote on such Proxy and for such substitute nominee (if any) as shall be designated by the proxies named in the enclosed Proxy, or the number of directors may be reduced by the Board of Directors. Both nominees have been recommended by the Board of Directors for three-year terms expiring at the 2002 Annual Meeting of Stockholders.

         Certain information concerning each of the two nominees for directors is set forth below.

NOMINEES FOR DIRECTORS FOR THREE-YEAR TERMS EXPIRING IN 2002

MERRILL BUTLER                Director since 1996                         Age 74

         Mr. Butler has been a director of the Board of the Corporation since its formation in 1996, and has also served on the Compensation Committee since 1996. Since 1983 Mr. Butler has served as President of Merrill Butler, Inc., a corporation formed to consult with savings and loan associations on real estate matters. During 1995 Mr. Butler also served on the Volunteer Executive Team organized to advise Orange County, California after the County had declared bankruptcy. Mr. Butler was also a co-creator of the Butler Popejoy Group, a general partnership which from 1992 to 1994 capitalized home builders with equity funds to develop entry level housing projects. Mr. Butler is a past director of numerous organizations, including the Federal National Mortgage Association (Fannie Mae), Financial Corporation of America, American Savings and Loan, The Commodore Corporation, Far Western Bank, National Association of Home Builders, and the Building Industry Association of Southern California.

DANIEL K. STEVENSON           Nominee for Director                        Age 66

         Mr. Stevenson is Chairman of Management Action Programs, Inc. Its principal activities consist of conducting personal growth and effectiveness programs for CEO's and managers as well as productivity and profit improvement programs for companies ("MAP"). Since joining MAP in 1977, Mr. Stevenson has served in various other capacities, including President, Chief Executive Officer and Senior Consultant. Prior to his employment at MAP, Mr. Stevenson was President of Noland Paper Company and National Sales Manager for Nationwide Papers, Inc. of Chicago, Illinois.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES LISTED ABOVE.



         ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.


                                                      Susan Linder
                                                       Secretary


Dated:  April 6, 1999


                                       3


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================================================================================
                                      PROXY
                          SOLICITED BY BOARD OF DIRECTORS

                           FIRST ALLIANCE CORPORATION
                             17305 VON KARMAN AVENUE
                            IRVINE, CALIFORNIA 92614


                          ANNUAL MEETING - APRIL 27, 1999


The undersigned hereby appoints Brian Chisick, Francisco Nebot and Jeffrey Smith or each or any of them with power of substitution, proxies for the undersigned to act and vote at the 1999 Annual Meeting of Stockholders of First Alliance Corporation and at any adjournments thereof as indicated upon the matters referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters which may properly come before the meeting.


                IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL
                 VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

                   (continued and to be signed on other side)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           FIRST ALLIANCE CORPORATION

                                 APRIL 27, 1999
================================================================================

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE

        A VOTE FOR ALL NOMINEES IS RECOMMENDED BY THE BOARD OF DIRECTORS

                    FOR BOTH      WITHHELD
                                 FROM BOTH
                    --------      --------
1. Proposal 1:      |      |      |      |  NOMINEES:
   ----------       |      |      |      |     Merrill Bulter
   Election of      |      |      |      |     Daniel K. Stevenson
   Directors        --------      --------

     FOR BOTH EXCEPT the following nominee:

     ______________________________________________

IMPORTANT - PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. THANK YOU.

Signature(s) of Stockholder(s) __________________________Date ___________ , 1999
       NOTE: If acting as attorney, executor, trustee, or in other representative capacity, please sign name and title.